Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES
8.	INCOME TAXES

Yueda is a tax-exempted company incorporated in the Cayman Islands.

Robust achievement is subject to Hong Kong tax law. According to Tax (Amendment) (No. 3) Ordinance 2018 published by Hong Kong government, form April 1, 2018, under the two-tiered profits tax rates regime, the profits tax rate for the first HK$2.0 million of assessable profits will be lowered to 8.25% (half of the rate specified in Schedule 8 to the Inland Revenue Ordinance (IRO)) for corporations and 7.5% (half of the standard rate) for unincorporated businesses (mostly partnerships and sole proprietorships). Assessable profits above HK$2.0 million will continue to be subject to the rate of 16.5% for corporations and standard rate of 15% for unincorporated businesses. No provision for Hong Kong profits tax was made as we had no estimated assessable profit that was subject to Hong Kong profits tax during the years ended December 31, 2024 and 2025.

AirNet Ohio is incorporated in the U.S. and is subject to federal income taxes for its business operation in the U.S. The applicable tax rate is 21% for federal and tax-exempted for state. AirNet Ohio had no taxable income during the year ended December 31, 2025.

The components of the Company’s loss before income taxes for the years ended December 31, 2023, 2024 and 2025 are as follows:

	For the years ended December 31,
	2023	2024	2025

Domestic (Cayman Islands)	$(523)	$(2,326)	$(26,385)
Federal	—	—	(397)
Foreign	—	—	(52,163)
Total loss before income taxes	$(523)	$(2,326)	$(78,945)

The Company did not incur any current or deferred tax expense for the years ended December 31, 2023, 2024, and 2025. All components of income tax expense, including domestic, federal and foreign were nil for each of the years presented. Accordingly, total income tax expense from continuing operations was nil for all years disclosed.

A reconciliation of the statutory income tax rate to the Company’s effective income tax rate for the years ended December 31, 2023, 2024 and 2025 is as follows:

	For the years ended December 31,
	2023		2024		2025
	Amount	Percent	Amount	Percent	Amount	Percent
Income tax expense at Cayman statutory rate	$—	—	$—	—	$—	—
Foreign tax rate differences	—	—	—	—	(4,387)	5.56%
Valuation allowance changes	—	—	—	—	4,386	(5.56)%
Nondeductible expenses	—	—	—	—	1	—
Total tax provision and effective tax rate	$—	—	$—	—	$—	—

The principal components of the Company’s deferred income tax assets are as follows:

	As of December 31,	As of December 31,
	2024	2025
Deferred tax assets:
Net operating loss carryforwards	$—	$4,386
Valuation allowance	—	(4,386)
Total deferred tax assets, net	$—	$—

As of December 31, 2024 and 2025, the Company had net operating loss carryforwards of approximately $3.4 million from its U.S. and Hong Kong subsidiaries (indefinite carryforward period). No net operating losses were available from Cayman jurisdiction. The valuation allowance increased by $3.4 million during the year. Management assessed positive evidence (e.g., capital raises, commencement of mining operations) and negative evidence (history of losses, limited operating history, Bitcoin price volatility). Given the uncertainty of generating sufficient taxable income in the near term, a full valuation allowance continues to be recorded against the deferred tax assets.

Due to the limited operating history of the U.S. and HK subsidiaries, the Company is uncertain when these net operating losses can be utilized. As a result, the Company provided a 100% allowance on deferred tax assets on net operating losses of nil and approximately $4.4 million related to its U.S. and HK subsidiaries as of December 31, 2025.